                                                                    EXHIBIT 99.1

              PRO FORMA COMBINED CONSOLIDATED FINANCIAL INFORMATION

         The following unaudited pro forma combined condensed consolidated balance sheet combines the consolidated historical balance sheets of Peoples Heritage Financial Group, Inc. ("Peoples Heritage") and Banknorth Group, Inc. ("Banknorth"), assuming the merger of Banknorth with and into Peoples Heritage was consummated as of December 31, 1999 on a pooling of interests accounting basis, and the following unaudited pro forma combined condensed consolidated statements of operations present the combined consolidated statements of operations of Peoples Heritage and Banknorth assuming the merger was consummated as of the beginning of the indicated periods. Certain insignificant reclassifications have been reflected in the pro forma information to conform statement presentations.

         The effect of an expected reorganization and restructuring charge in connection with the merger has been reflected in the pro forma combined condensed consolidated balance sheet; however, because the reorganization and restructuring charge is nonrecurring, it has not been reflected in the pro forma combined condensed consolidated statements of operations. The pro forma financial data does not reflect cost savings, revenue enhancements and other operating synergies which are expected to be realized after the merger is completed.

         The pro forma information presented is not necessarily indicative of the results of operations or the combined financial position that would have resulted had the merger been consummated at December 31, 1999 or at the beginning of the periods indicated, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined entities.

         The pro forma information should be read in conjunction with the historical consolidated financial statements of Peoples Heritage and Banknorth, including the related notes.

             PRO FORMA COMBINED CONDENSED CONSOLIDATED BALANCE SHEET
                         PEOPLES HERITAGE AND BANKNORTH
                                DECEMBER 31, 1999
                                   (Unaudited)
                                 (In Thousands)


                                                               Peoples                                                 Pro Forma
                                                               Heritage           Banknorth       Adjustments          Combined
                                                               --------           ---------       -----------          --------
ASSETS
   Cash and due from banks                                  $    398,759      $    148,057      $         --         $    546,816
   Federal funds sold and other short-term investments           203,789            25,790                --              229,579
   Securities available for sale, at market value              5,161,009         1,155,022                --            6,316,031
   Securities held to maturity                                   541,332            15,819                --              557,151
   Loans and leases held for sale                                 67,220            15,098                --               82,318
   Loans and leases                                            6,844,659         3,009,997                --            9,854,656
   Less:  Allowance for loan and lease losses                    107,871            47,177                --              155,048
                                                            ------------      ------------      ------------         ------------
        Net loans and leases                                   6,736,788         2,962,820                --            9,699,608
   Premises and equipment                                        141,739            50,801                --              192,540
   Goodwill and other intangibles                                113,264            71,117                --              184,381
   Mortgage servicing rights                                      46,829             5,895                --               52,724
   Bank owned life insurance                                     228,423            60,360                                288,783
   Other assets                                                  280,376            77,957                --              358,333
                                                            ------------      ------------      ------------         ------------
            Total assets                                    $ 13,919,528      $  4,588,736      $         --         $ 18,508,264
                                                            ============      ------------      ============         ============

LIABILITIES AND SHAREHOLDERS' EQUITY
     Deposits:
        Interest-bearing                                    $  6,629,847      $  3,085,092      $         --         $  9,714,939
        Non-interest bearing                                   1,311,112           510,652                --            1,821,764
        Brokered deposits                                        173,798                --                --              173,798
                                                            ------------      ------------      ------------         ------------
            Total deposits                                     8,114,757         3,595,744                --           11,710,501
                                                            ------------      ------------      ------------         ------------
   Borrowings from the Federal Home Loan Bank of
        Boston                                                 3,667,399           330,420                --            3,997,819
   Federal funds purchased and securities sold under
        repurchase agreements                                  1,089,316           213,505                --            1,302,821
   Other borrowings                                               31,849            34,989                --               66,838
   Other liabilities                                              96,455            42,781            30,972(1)           170,208
                                                            ------------      ------------      ------------         ------------
            Total liabilities                                 12,999,776         4,217,439            30,972(1)        17,248,187
                                                            ------------      ------------      ------------         ------------

   Corporation-obligated, mandatorily redeemable
        securities of subsidiary trust                            68,775            30,000                --               98,775
                                                            ------------      ------------      ------------         ------------

   Shareholders' equity:
        Preferred Stock                                               --                --                --                   --
        Common Stock:
            Peoples Heritage                                       1,066                --               428(2)             1,494
            Banknorth                                                 --            23,548           (23,548)(2)               --
   Paid-in capital                                               509,009            85,396            19,543(2)           613,948
   Retained earnings                                             530,002           257,236           (30,972)(1)          756,266
   Unamortized employee restricted stock                              --              (992)               --                 (992)
   Unearned compensation                                          (1,690)              (69)               --               (1,759)
   Accumulated other comprehensive income:
        Net unrealized loss on securities available for         (105,149)          (20,245)               --             (125,394)
            sale
   Treasury stock, at cost                                       (82,261)           (3,577)            3,577(2)           (82,261)
                                                            ------------      ------------      ------------         ------------
        Total shareholders' equity                               850,977           341,297           (30,972)(1)        1,161,302
                                                            ------------      ------------      ------------         ------------
            Total liabilities and shareholders' equity      $ 13,919,528      $  4,588,736      $         --         $ 18,508,264
                                                            ============      ============      ============         ============

        Notes to Pro Forma Combined Condensed Consolidated Balanced Sheet

         (1) Reflects an estimated $31 million, net of taxes, of reorganization and restructuring charges related to the merger. Additionally, in the first quarter of 2000, Peoples Heritage recorded $1 million, net of taxes, of special charges related to branch closings and Banknorth recorded $2 million, net of taxes, of special charges related to write-downs of a facility held for sale and auto lease residuals. In the second quarter of 2000, Peoples Heritage also expects to record approximately $10 million, net of taxes, in securities losses to restructure the combined investment portfolio. These items are not included in the above pro forma financial statements.

         (2) Reflects the par value of the Peoples Heritage common stock to be issued in exchange for Banknorth common stock in connection with the merger, with related adjustments to paid-in capital. The Peoples Heritage common stock to be issued in connection with the merger was calculated by multiplying the number of outstanding shares of Banknorth common stock as of December 31, 1999 by the 1.825 exchange ratio and adding the number of shares of Peoples Heritage common stock issuable or potentially issuable prior to the effective time of the merger, based on the 1.825 exchange ratio, with respect to the Banknorth common stock equivalents which were outstanding on such date.

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
                    PRO FORMA COMBINED CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                         PEOPLES HERITAGE AND BANKNORTH
                          YEAR ENDED DECEMBER 31, 1999
                                   (Unaudited)
                        (In Thousands, Except Share Data)


                                                         Peoples                            Pro Forma
                                                         Heritage          Banknorth        Combined(1)
                                                         --------          ---------        -----------
Interest and dividend income:
   Interest and fees on loans and leases                $    579,196     $    247,369      $    826,565
   Interest and dividends on securities                      328,739           72,215           400,954
                                                        ------------     ------------      ------------
      Total interest and dividend income                     907,935          319,584         1,227,519
                                                        ------------     ------------      ------------

Interest expense:
   Interest on deposits                                      252,195          121,331           373,526
   Interest on borrowed funds                                209,493           20,271           229,764
                                                        ------------     ------------      ------------
      Total interest expense                                 461,688          141,602           603,290
                                                        ------------     ------------      ------------

      Net interest income                                    446,247          177,982           624,229

Provision for loan and lease losses                           14,100            9,475            23,575
                                                        ------------     ------------      ------------

Net interest income after provision for loan losses          432,147          168,507           600,654
                                                        ------------     ------------      ------------

Noninterest income:
   Customer services                                          53,402           18,842            72,244
   Mortgage banking services                                  16,342            4,081            20,423
   Trust and investment advisory services                     19,923           19,455            39,378
   Insurance commissions                                      20,289               --            20,289
   Net securities gains                                          281              374               655
   Bank owned life insurance income                           11,479            2,654            14,133
   Bank owned life insurance claim                                --            1,389             1,389
   Other noninterest income                                    7,472            5,733            13,205
                                                        ------------     ------------      ------------
                                                             129,188           52,528           181,716
                                                        ------------     ------------      ------------
Noninterest expenses:
   Salaries and employee benefits                            163,621           67,879           231,500
   Data processing                                            28,043            6,758            34,801
   Occupancy                                                  27,278           12,048            39,326
   Equipment                                                  21,068           10,309            31,377
Amortization of goodwill and deposit premiums                 11,778            8,864            20,642
   Distributions on securities of subsidiary trust             6,678            3,156             9,834
   Advertising and marketing                                   9,456            4,716            14,172
   Special charges                                            29,346           (1,344)           28,002
   Other noninterest expenses                                 49,606           30,554            80,160
                                                        ------------     ------------      ------------
                                                             346,874          142,940           489,814
                                                        ------------     ------------      ------------

Income before income tax expense                             214,461           78,095           292,556
Income tax expense                                            72,039           23,559            95,598
                                                        ------------     ------------      ------------
   Net income                                           $    142,422     $     54,536      $    196,958
                                                        ============     ============      ============
Basic earnings per share                                $       1.38     $       2.33      $       1.35
                                                        ============     ============      ============
Diluted earnings per share                              $       1.37     $       2.30      $       1.34
                                                        ============     ============      ============
Average common shares - basic                            102,988,690       23,435,122       145,757,788
                                                        ============     ============      ============
Average common shares - diluted                          104,112,038       23,734,591       147,427,667
                                                        ============     ============      ============

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
                    PRO FORMA COMBINED CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                         PEOPLES HERITAGE AND BANKNORTH
                          YEAR ENDED DECEMBER 31, 1998
                                   (Unaudited)
                        (In Thousands, Except Share Data)



                                                               Peoples                            Pro Forma
                                                               Heritage         Banknorth         Combined(1)
                                                               --------         ---------         -----------
Interest and dividend income:
   Interest and fees on loans and leases                     $    669,991     $    238,953     $    908,944
   Interest and dividends on securities                           167,468           69,748          237,216
                                                             ------------     ------------     ------------
       Total interest and dividend income                         837,459          308,701        1,146,160
                                                             ------------     ------------     ------------

Interest expense:
   Interest on deposits                                           284,935          120,481          405,416
   Interest on borrowed funds                                     126,051           24,177          150,228
                                                             ------------     ------------     ------------
       Total interest expense                                     410,986          144,658          555,644
                                                             ------------     ------------     ------------

   Net interest income                                            426,473          164,043          590,516

Provision for loan and lease losses                                14,430            9,345           23,775
                                                             ------------     ------------     ------------

  Net interest income after provision for loan and lease
     losses                                                       412,043          154,698          566,741
                                                             ------------     ------------     ------------

Noninterest income:
   Customer services                                               40,982           16,142           57,124
   Mortgage banking services                                       27,202            5,492           32,694
   Trust and investment advisory services                          16,590          12, 838           29,428
   Insurance commissions                                           13,006               --           13,006
   Net securities gains                                             5,904              519            6,423
   Bank owned life insurance income                                 3,705            2,229            5,934
   Other noninterest income                                        11,297            4,253           15,550
                                                             ------------     ------------     ------------
                                                                  118,686           41,473          160,159
                                                             ------------     ------------     ------------
Noninterest expenses:
   Salaries and employee benefits                                 164,888           65,545          230,433
   Data processing                                                 25,399            6,889           32,288
   Occupancy                                                       26,811            9,826           36,637
   Equipment                                                       20,621            9,392           30,013
   Amortization of goodwill and deposit premiums                   11,611            5,743           17,354
   Distributions on securities of subsidiary trust                  9,060            3,156           12,216
   Advertising and marketing                                       10,805            3,870           14,675
   Special charges                                                 39,172           21,968           61,140
   Other noninterest expenses                                      52,631           26,347           78,978
                                                             ------------     ------------     ------------
                                                                  360,998          152,736          513,734
                                                             ------------     ------------     ------------

Income before income tax expense                                  169,731           43,435          213,166
Income tax expense                                                 56,907           14,515           71,422
                                                             ------------     ------------     ------------
       Net income                                            $    112,824     $     28,920     $    141,744
                                                             ============     ============     ============
Basic earnings per share                                     $       1.09     $       1.24     $       0.97
                                                             ============     ============     ============
Diluted earnings per share                                   $       1.07     $       1.22     $       0.95
                                                             ============     ============     ============
Average common shares - basic                                 103,637,875       23,277,560      146,119,422
                                                             ============     ============     ============
Average common shares - diluted                               105,767,728       23,669,540      148,964,639
                                                             ============     ============     ============

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
                    PRO FORMA COMBINED CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                         PEOPLES HERITAGE AND BANKNORTH
                          YEAR ENDED DECEMBER 31, 1997
                                   (Unaudited)
                        (In Thousands, Except Share Data)



                                                          Peoples                         Pro Forma
                                                          Heritage         Banknorth      Combined(1)
                                                          --------         ---------      -----------
Interest and dividend income:
   Interest and fees on loans and leases                $    590,000     $    233,414     $    823,414
   Interest and dividends on securities                      171,270           61,343          232,613
                                                        ------------     ------------     ------------
      Total interest and dividend income                     761,270          294,757        1,056,027
                                                        ------------     ------------     ------------

Interest expense:
   Interest on deposits                                      261,478          109,443          370,921
   Interest on borrowed funds                                 94,868           23,892          118,760
                                                        ------------     ------------     ------------
      Total interest expense                                 356,346          133,335          489,681
                                                        ------------     ------------     ------------

      Net interest income                                    404,924          161,422          566,346

Provision for loan and lease losses                            6,391            9,372           15,763
                                                        ------------     ------------     ------------

      Net interest income after provision for loan
          and lease losses                                   398,533          152,050          550,583
                                                        ------------     ------------     ------------

Noninterest income:
   Customer services                                          34,525           15,260           49,785
   Mortgage banking services                                  28,679            4,667           33,346
   Trust and investment advisory services                     12,621           11,223           23,844
   Insurance commissions                                       1,899               --            1,899
   Bank owned life insurance income                            2,251               77            2,328
   Net securities gains                                        2,571              266            2,837
   Other noninterest income                                   11,825            6,363           18,188
                                                        ------------     ------------     ------------
                                                              94,371           37,856          132,227
                                                        ------------     ------------     ------------
Noninterest expenses:
   Salaries and employee benefits                            156,197           62,994          219,191
   Data processing                                            19,833            7,232           27,065
   Occupancy                                                  24,741           10,259           35,000
   Equipment                                                  21,641            9,398           31,039
   Amortization of goodwill and deposit premiums               8,743            5,286           14,029
   Distributions on securities of subsidiary trust             8,351            2,104           10,455
   Advertising and marketing                                  10,998            3,428           14,426
   Special charges                                            23,559               --           23,559
   Other noninterest expenses                                 58,176           27,228           85,404
                                                        ------------     ------------     ------------
                                                             332,239          127,929          460,168
                                                        ------------     ------------     ------------

Income before income tax expense                             160,665           61,977          222,642
Income tax expense                                            56,993           20,161           77,154
                                                        ------------     ------------     ------------
      Net income                                        $    103,672     $     41,816     $    145,488
                                                        ============     ============     ============
Basic earnings per share                                $       1.01     $       1.76     $       1.00
                                                        ============     ============     ============
Diluted earnings per share                              $       0.99     $       1.74     $       0.98
                                                        ============     ============     ============
Average common shares - basic                            102,219,049       23,705,320      145,481,258
                                                        ============     ============     ============
Average common shares - diluted                          104,722,008       24,042,800      148,600,118
                                                        ============     ============     ============

   Note to Pro Forma Combined Condensed Consolidated Statements of Operations

          (1) Peoples Heritage expects to achieve cost savings, revenue enhancements and other operating synergies following consummation of the merger. The cost savings, revenue enhancements and other operating synergies are expected to be achieved in various amounts at various times during the periods subsequent to consummation of the merger and not ratably over or at the beginning or end of such periods. No adjustment has been reflected in the pro forma combined statements of operations for the anticipated cost savings, revenue enhancements and other operating synergies.

          For the reasons noted above, it should not be assumed that the dilution in Peoples Heritage earnings per share reflected in the pro forma combined condensed consolidated statements of operations will represent actual dilution with respect to the merger.


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